[Transamerica Life Insurance Company Letterhead]

December 12, 2003

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	PFL Variable Annuity Fund II
File No. 811- 02411, CIK 0000078011 Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), PFL Variable Annuity Fund II, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the underlying management investment company ING GNMA Income Fund. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on December 9, 2003, ING GNMA Income Fund filed its semi-annual report with the Commission via EDGAR (CIK: 001066602). To the extent necessary, that filing is incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company

/s/ Darin D. Smith

Darin D. Smith Assistant General Counsel Financial Markets Group